November 27, 2017

First Security Municipal Bond Fund

Institutional Shares — FIFSx

A Shares — FSARx

A series of Capitol Series Trust

Supplement to the Prospectus dated August 28, 2017, as Amended

The Prospectus, dated August 28, 2017, of the First Security Municipal Bond Fund (the “Fund”) is hereby amended to reflect the updated information that follows.

The second paragraph of the Fund’s Principal Investment Strategies on page 2 of the Prospectus is hereby replaced with the following:

The Fund will primarily focus on Fixed Income Securities of U.S. issuers but may invest up to 20% of the Fund’s total assets in Fixed Income Securities of issuers operating in jurisdictions outside of the U.S., including emerging markets. An emerging market is a nation’s economy that is progressing toward becoming advanced, as shown by some liquidity in local debt and equity markets and the existence of some form of market exchange and regulatory body. The Fund’s investment in Fixed Income Securities may also be concentrated in a specific domestic geographic location, such as bonds based in a particular state or region of the U.S.

The following risk is added to the Fund’s Principal Investment Risks on page 3 of the Prospectus:

Sector/Region Focus Risk. If the Fund invests more than 25% of its net assets in securities of issuers within a particular market sector or geographic region, it is subject to increased risk. Performance will generally depend on the performance of the sector or region, which may differ in direction and degree from that of the overall U.S. stock or bond markets. In addition, financial, economic, business and political developments affecting the sector or region may have a greater effect on the Fund.

The following bullet point is added to the sub-section “Principal Investments” under the section titled “Additional Information Regarding Principal Investment Strategies” on page 9 of the Fund’s Prospectus:

•	Fixed Income Securities may be concentrated in a specific domestic geographic location, such as bonds based in a particular state or region of the U.S.

The following risk is added to the section titled “Additional Information Regarding Principal Investment Risks” on page 12 of the Fund’s Prospectus:

Sector/Region Focus Risk. When the Fund invests more than 25% of its net assets in securities of issuers within a particular business sector or geographic region, it is subject to increased risk. Performance will generally depend on the performance of the sector or region, which may differ in direction and degree from that of the overall U.S. stock or bond markets. In addition, financial, economic, business and political developments affecting the sector or region may have a greater effect on the Fund than it would on a fund that did not focus on the sector or region.

Supplement to the Statement of Additional Information dated August 28, 2017, as Amended

The Statement of Additional Information (“SAI”), dated August 28, 2017, of the Fund is hereby amended to reflect the updated information that follows.

Please replace the information for the Chief Compliance Officer and add the information for the Anti-Money Laundering Officer in the sub-section titled “Officers” in the section titled “Trustees and Officers” on page 21 of the Fund’s SAI with the following:

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Brandon Kipp Age: 34 CHIEF COMPLIANCE OFFICER Began Serving: October 2017

Principal Occupation(s): Senior Fund Compliance Officer, Ultimus Fund Solutions, LLC (since July 2017) and Chief Compliance Officer, Valued Advisers Trust (since October 2017).

Previous Position(s): Assistant Vice President and Compliance Manager, UMB Fund Services, Inc. (March 2014 to July 2017); Officer and Lead Fund Administrator, UMB Fund Services, Inc. (May 2012 to March 2014).

Stephen L. Preston Age: 51 ANTI-MONEY LAUNDERING OFFICER Began Serving: December 2016	Principal Occupation(s): Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC from June 2011 to present.

Further Information

For further information, please contact the Fund toll-free at (800) 813-1421. You may also obtain additional copies of the Fund’s Prospectus and Statement of Additional Information, free of charge, by writing to the Fund c/o Ultimus Asset Services, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Fund toll-free at the number above or by visiting the Fund’s website at www.fsfai.com.

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